EXHIBIT 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of NexGen Vision, Inc.(the Company) on Form 10-QSB for the period ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Gary Lafferty, CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

    /s/ Gary Lafferty
    ----------------------------------------------
    Gary Lafferty
    Chief Exercutive Officer and Chief Financial Officer
    September 23, 2003